UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32955	76-0675953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 222-6966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	HUSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 20, 2025, Houston American Energy Corp. (the “Company”), pursuant to a securities purchase agreement with the purchaser identified thereto, closed a registered direct offering (the “Offering”) of (i) 174,100 shares of common stock (the “Shares”), par value $0.001 per share of the Company (“Common Stock”); and (ii) pre-funded warrants to purchase up to 49,662 shares of Common Stock at an exercise price of $0.001 per share (the “Pre-Funded Warrant Shares”), issuable to the purchaser whose purchase of shares of Common Stock would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Offering (the “Pre-Funded Warrants”). The Company received gross proceeds of approximately $2.37 million, before deducting discounts, commissions and other offering expenses. Univest Securities, LLC acted as the sole placement agent in connection with the Offering pursuant to a placement agency agreement.

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 18, 2025 with the U.S. Securities and Exchange Commission (the “SEC”), the Shares, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares were registered under the Securities Act of 1933, as amended, pursuant to a prospectus supplement to the Company’s currently effective shelf registration statement, which was initially filed with the SEC on October 22, 2024, amended by Amendment No. 1 thereto, which was filed with the SEC on October 31, 2024, and was declared effective on November 4, 2024, and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated June 18, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Norton Rose Fulbright US LLP.
23.1	Consent of Norton Rose Fulbright US LLP (included in Exhibit 5.1).
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Date: June 20, 2025	By:	/s/ Peter Longo
	Name:	Peter Longo
	Title:	Chief Executive Officer